SUPPLEMENT DATED JULY 27, 2000
                                 TO
                             iSHARES, INC.
                            PROSPECTUS AND
                  STATEMENT OF ADDITIONAL INFORMATION
             DATED DECEMBER 30, 1999 (AS REVISED MAY 22, 2000)

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus and the Statement of Additional Information of iShares, Inc., each dated
December 30, 1999 (as revised May 22, 2000).

COMMENCEMENT OF SALES TO THE PUBLIC, CHANGE IN CREATION UNIT SIZE AND CLASSIFICATION OF THE ISHARES MSCI EMU INDEX FUND

The American Stock Exchange LLC has approved the listing of the iShares MSCI EMU Index Fund. Shares of that fund will be offered for sale to the public commencing on July 28, 2000, and will trade on the American Stock Exchange under the ticker symbol "EZU". A Creation Unit of the iShares MSCI EMU Index Fund consists of 50,000 iShares, with a value per Creation Unit of $385,926.

The initial shareholder of the iShares MSCI EMU Index Fund approved a proposal on July 27, 2000 to change that fund from "diversified" to "non-diversified". Such change became effective immediately. As a consequence, the iShares EMU Index Fund is now subject to the non-diversification risks described under "Principal Risk Factors" in the Prospectus.

AMEX LISTING OF ISHARES MSCI BRAZIL (FREE) AND TAIWAN INDEX FUNDS AND COMMENCEMENT OF SALES TO THE PUBLIC

Shares of the iShares MSCI Brazil (Free) and Taiwan Index Funds are now offered for sale to the public and trade on the American Stock Exchange under the ticker symbols "EWZ" and "EWT", respectively.

AMEX TRADING SYMBOL FOR THE ISHARES MSCI AUSTRIA INDEX FUND (EWO)

The iShares MSCI Austria Index Fund trades on the American Stock
Exchange under the ticker symbol "EWO", not under the ticker symbol "EAO" as stated on page 8 of the Prospectus.

THE ISHARES MSCI MALAYSIA (FREE) INDEX FUND HAS BEEN RE-OPENED

Effective May 26, 2000, the iShares MSCI Malaysia (Free) Index
Fund commenced offers of Creation Units of its iShares for U.S. dollars. The Company continues to seek relief from the Malaysian authorities to permit it to effect sales and redemptions of Creation Units of the MSCI Malaysia (Free) Index Fund's iShares on an "in kind" basis. There can be no assurances that such relief will be obtained, or that the Company's decision to permit offers and redemptions of Creation Units of the MSCI Malaysia (Free) Index Fund's iShares for U.S. dollars will result in that Fund's iShares trading close to their net asset value.

CHANGE FROM DIVERSIFIED TO NON-DIVERSIFIED STATUS OF THE ISHARES MSCI CANADA INDEX FUND

The shareholders of the MSCI Canada Index Fund approved a proposal on June 27, 2000 to change that fund from "diversified" to "non-diversified". Such change became effective immediately. As a consequence, the iShares MSCI Canada Index Fund is now subject to the non-diversification risks described under "Principal Risk Factors" in the Prospectus.

COMMENCEMENT OF SALES TO THE PUBLIC OF THE ISHARES MSCI SOUTH AFRICA AND USA INDEX FUNDS

Dates for the commencement of sales to the public of the iShares
MSCI South Africa and USA Index Funds have yet to be determined.